UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2014

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 349-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 9, 2014, Yahoo! Inc. (the “Company”) entered into Amendment No. 2 (“Amendment No. 2”) to its Credit Agreement, dated as of October 19, 2012, as amended by Amendment No. 1 (“Amendment No. 1”), dated as of October 10, 2013 (as so amended, the “Credit Agreement”), with Citibank, N.A., as administrative agent (the “Agent”), and the lenders party thereto from time to time (the “Lenders”). Amendment No. 2, among other things, extends the termination date of the Credit Agreement from October 9, 2014 to October 8, 2015. The Credit Agreement, as amended, continues to provide for a $750 million unsecured revolving credit facility, subject to increase by up to $250 million in accordance with its terms. There are no borrowings currently outstanding under the Credit Agreement.

Borrowings under the Credit Agreement, as amended, will continue to bear interest at a rate equal to, at the option of the Company, either (a) a customary London interbank offered rate (a “Eurodollar Rate”), or (b) a customary base rate (a “Base Rate”), in each case plus an applicable margin. The applicable margins for borrowings under the Credit Agreement will continue to be based upon the leverage ratio of the Company and range from 1.00% to 1.25% with respect to Eurodollar Rate borrowings and 0% to 0.25% with respect to Base Rate borrowings.

The Credit Agreement, as amended, will continue to require the Company to maintain a leverage ratio of not more than 2.5:1 and an interest coverage ratio of not less than 3.5:1. The Credit Agreement contains customary representations and warranties, affirmative and negative covenants and events of default. The negative covenants include limitations on the incurrence of liens by the Company and its material subsidiaries, the incurrence of indebtedness by the Company’s material subsidiaries, a merger of the Company if the Company is not the surviving entity and a sale of all or substantially all of the assets of the Company.

The foregoing descriptions of the Credit Agreement and Amendment No. 2 do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Credit Agreement, dated as of October 19, 2012, which was previously filed as Exhibit 10.1 to our Form 8-K filed on October 22, 2012 and is incorporated herein by reference, the full text of Amendment No. 1 which was previously filed as Exhibit 10.1 to our Form 8-K filed on October 15, 2013 and is incorporated herein by reference, and the full text of Amendment No. 2, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 2 to Credit Agreement, dated as of October 9, 2014, by and among Yahoo! Inc., the lenders named therein, and Citibank, N.A. as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)

By:	/s/ Ronald S. Bell
	Name:	Ronald S. Bell
	Title:	General Counsel and Secretary

Date: October 15, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 2 to Credit Agreement, dated as of October 9, 2014, by and among Yahoo! Inc., the lenders named therein, and Citibank, N.A. as Administrative Agent.